UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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Central Federal Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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2923 Smith Road	Fairlawn, Ohio 44333	(330) 666-7979

April 17, 2007

Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of shareholders of Central Federal Corporation which will be held at Fairlawn Country Club located at 200 North Wheaton Road, Fairlawn, Ohio, on Thursday, May 17, 2007 at 10:00 a.m., local time.

The attached notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of Crowe Chizek and Company LLC, the Company’s independent auditors, will be present at the Meeting to respond to any questions shareholders may have regarding the business to be transacted. In addition, the Meeting will include management’s report on the Company’s financial performance for 2006.

The Board of Directors of Central Federal Corporation has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders, and the Board unanimously recommends that you vote “FOR” the nominees as directors specified under Proposal 1, “FOR” approval of the Third Amended and Restated 2003 Equity Compensation Plan as specified under Proposal 2, and “FOR” ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for 2007 as specified under Proposal 3.

Your vote is very important. Whether or not you expect to attend, please read the enclosed proxy statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented. If you attend the Meeting, you may vote in person even if you have previously mailed a proxy card.

On behalf of the Board of Directors and all of the employees, thank you for your continued interest and support.

Sincerely yours,

Mark S. Allio
Chairman, President and Chief Executive Officer

2923 Smith Road
Fairlawn, Ohio 44333

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
VOTING PROCEDURES
CORPORATE GOVERNANCE
PROPOSAL 1. ELECTION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS
PROPOSAL 2. THIRD AMENDED AND RESTATED CENTRAL FEDERAL CORPORATION 2003 EQUITY COMPENSATION PLAN
PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
STOCK OWNERSHIP
APPENDIX A THIRD AMENDED AND RESTATED CENTRAL FEDERAL CORPORATION 2003 EQUITY COMPENSATION PLAN

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 17, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders of Central Federal Corporation will be held Thursday, May 17, 2007 at the Fairlawn Country Club located at 200 North Wheaton Road, Fairlawn, Ohio at 10:00 a.m., local time.

The purpose of the Meeting is to consider and vote upon the following matters:

1.	The election of three Directors for terms of three years each, or until their successors are elected and qualified;

2.	The approval of the Third Amended and Restated 2003 Equity Compensation Plan;

3.	The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the year ending December 31, 2007; and

4.	Such other matters as may properly come before the Meeting. The Board of Directors is not aware of any other business to come before the Meeting.

Record holders of the common stock of Central Federal Corporation at the close of business on April 6, 2007 are entitled to receive notice of the Meeting and to vote at the Meeting and any adjournment or postponement of the Meeting. The Meeting may be adjourned to permit the Company to solicit additional proxies in the event that there are insufficient votes for a quorum or to approve or ratify any of the aforementioned proposals at the time of the Meeting. A list of shareholders entitled to vote will be available at the Meeting and for the ten days preceding the Meeting at CFBank, 2923 Smith Road, Fairlawn, Ohio 44333.

By the Order of the Board of Directors

Eloise L. Mackus
Corporate Secretary

Fairlawn, Ohio
April 17, 2007

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

The Company is soliciting your proxy. Your vote is very important. This proxy statement, proxy card and 2006 Annual Report are being first sent or given on or about April 17, 2007 to shareholders of Central Federal Corporation (the Company) whose principal executive offices are located at 2923 Smith Road, Fairlawn, Ohio 44333, in connection with the solicitation of proxies by the Board of Directors for the Annual Meeting of Shareholders (the Meeting) to be held at Fairlawn Country Club, 200 North Wheaton Road, Fairlawn, Ohio, at 10:00 a.m. local time on May 17, 2007. The Board of Directors encourages you to read this proxy statement thoroughly and to take this opportunity to vote on the matters to be decided at the Meeting.

VOTING PROCEDURES

WHO IS ENTITLED TO VOTE?
You are entitled to vote your common stock if the Company’s records show that you held your shares as of the close of business on April 6, 2007. As of the close of business on that date, a total of 4,559,787 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented at the Meeting, except that, as provided in the Company’s Certificate of Incorporation, record holders of common stock who beneficially own, either directly or indirectly, in excess of 10% of the outstanding shares of common stock (the 10% limit) are not entitled to any vote of their shares that are in excess of the 10% limit, and those shares are not treated as outstanding for voting purposes.

A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit.

As of the record date, April 6, 2007, there were two persons, each of whom was known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock; however no person was subject to the 10% limit.

HOW DO I VOTE?
Other than by attending the Meeting and voting in person, shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. If you hold your shares through a broker, bank or other nominee (i.e. in “street name”), you will receive separate instructions from the nominee describing how to vote your shares.

WHAT ARE THE MATTERS TO BE PRESENTED?
Three proposals will be presented for your consideration at the Meeting:

1)  Election of three directors;

2)  Approval of the Third Amended and Restated 2003 Equity Compensation Plan; and

3)  Ratification of appointment of independent auditors for 2007.

WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS?
The Company’s Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the Meeting by persons named on the enclosed proxy card. All shares of Company common stock represented at the Meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE TO THE BOARD OF DIRECTORS, “FOR” APPROVAL OF THE THIRD AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN, AND “FOR” RATIFICATION OF CROWE CHIZEK AND COMPANY LLC AS INDEPENDENT AUDITORS.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?
In voting on the election of Directors (Proposal 1), you may vote in favor of any or all of the nominees or withhold authority to vote for any or all of the nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting on the Third Amended and Restated 2003 Equity Compensation Plan (Proposal 2), the ratification of Crowe Chizek and Company LLC as independent auditors of the Company (Proposal 3) and all other matters that may properly come before the Meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under the Company’s Bylaws and Delaware law, an affirmative vote of the holders of a majority of the votes cast at the Meeting on Proposal 2 or Proposal 3 is required to constitute shareholder approval. Shares underlying broker non-votes or in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast, and, accordingly, such votes will have no effect on the outcome. If there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

The Company is not aware of any other matters to be presented at the Meeting. If any matters not described in this proxy statement are properly presented at the Meeting, the persons named in the proxy card will use their best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the Meeting in order to solicit additional proxies. If the Meeting is postponed or adjourned, your Company common stock may be voted by the persons named on the proxy card on the new Meeting date as well, unless you have revoked your proxy.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?
The Meeting will be held if a quorum, consisting of a majority of outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) is represented at the Meeting. If you return valid proxy instructions or attend the Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining a quorum. A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instruction from the beneficial owner.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
You may revoke your proxy at any time before the vote is taken at the Meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the Meeting, deliver to the Company another proxy that bears a later date, or attend the Meeting and vote your shares in person. Attendance at the Meeting will not in itself revoke your proxy. If your Company common stock is held in street name and you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

WHO WILL COUNT THE VOTE?
The Company’s transfer agent, Registrar and Transfer Company, will tally the vote, which will be certified by an independent Inspector of Election. The Board of Directors has designated Stanley L. Apple of Moore, Stephens, Apple to act as the inspector of election. Mr. Apple is not otherwise employed by or a director of the Company or any of its affiliates. After the final adjournment of the Meeting, the proxies will be returned to the Company.

WHO CAN ATTEND THE MEETING?
If you are a shareholder of record as of the close of business on April 6, 2007, you may attend the Meeting. However, if you are a beneficial owner of Company common stock held by a broker, bank or other nominee, you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker would serve as proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank, or other nominee who holds your shares.

CORPORATE GOVERNANCE

GENERAL
The Company continues to review its corporate governance policies and practices. This includes comparing its current policies and practices to policies and practices suggested by various groups or authorities active in corporate governance and practices of other public companies. Based upon this review, the Company expects to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company. The Company will adopt changes, as appropriate, to maintain compliance with the Sarbanes-Oxley Act of 2002 and any rule changes made by the Securities and Exchange Commission and the Nasdaq® Stock Market, Inc.

CODE OF ETHICS AND BUSINESS CONDUCT
Since the Company’s inception in 1998, it has had a Code of Ethics and Business Conduct (Code of Conduct). The Company requires all directors, officers and other employees of the Company and its wholly owned subsidiary, CFBank, to adhere to the Code of Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Conduct requires that the Company’s and CFBank’s employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s and CFBank’s best interest. All of the Company’s and CFBank’s employees are required to certify that they have reviewed and understand the Code of Conduct. In addition, all officers and senior level executives are required to certify as to any actual or potential conflicts of interest involving them and the Company and CFBank. The Company and CFBank also provide training for employees on the Code of Conduct and their legal obligations. The Company’s Code of Conduct is applicable to all employees of the Company and CFBank, including its principal executive officer, principal financial officer and controller, and meets the requirements of the Sarbanes-Oxley Act of 2002 with respect to the obligations of such persons.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. The Code of Conduct includes procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Company’s Code of Ethics and Business Conduct is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”

PROPOSAL 1. ELECTION OF DIRECTORS

The number of directors is fixed at seven. Three directors, Mr. Ash, Mr. Vernon and Mr. Whitmer, have been nominated to be elected to hold office until the Annual Meeting in 2010. Notwithstanding the foregoing, each director will serve until his successor is duly qualified and elected. The nominees are listed below. Should any nominee decline or be unable to accept such nomination or be unable to serve, an event which management does not now expect, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees. In this event, the proxy holders may vote your shares in their discretion for any substitute nominee proposed by the Board of Directors unless you indicate otherwise.

All nominees currently are directors of the Company. There are no family relationships among any of the directors and executive officers. No directors hold directorships in other reporting companies, except Mr. Vernon, as described below. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company, except Mr. Vernon, as described below. The following is information regarding each nominee and each director continuing in office. Unless otherwise stated, each individual has held his current occupation for at least five years.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

NOMINEES
Thomas P. Ash has been Director of Governmental Relations at the Buckeye Association of School Administrators since August 2005. Prior to that time, Mr. Ash was Superintendent of Schools, Mid-Ohio Educational Service Center in Mansfield, Ohio from January 2000 through July 2005. Mr. Ash was the Superintendent of Schools, East Liverpool City School District in East Liverpool, Ohio from August 1984 to December 1999. As Superintendent at Mid-Ohio Educational Service Center and East Liverpool City School District, his experience included financial reporting and analysis, supervision/direction of financial staff members, GAAP reporting requirements and development of internal controls. Age 57. Director since 1985.

David C. Vernon has been a director, President and Chief Executive Officer of National Bancshares Corporation and First National Bank in Orville, Ohio since November 2006. Mr. Vernon continues to serve as Vice-Chairman of the Company and CFBank, as he has since January 1, 2006 when he retired as Chairman of the Company and CFBank, a position he held from January 2003 through December 2005. Pursuant to agreement with the Company, Mr. Vernon has been nominated to serve as a Director. If elected, he will continue to serve as a Director until at least March 2008. The agreement also specifies that the other Directors will cast their votes in favor of his election to the office of Vice-Chairman of the Board until at least March 2008. Mr. Vernon was Chief Executive Officer of the Company and CFBank from January 2003 to January 2005 and President of the Company from March 2003 to January 2005. He was Chairman, President and Chief Executive Officer of Founders Capital Corporation in Akron, Ohio from September 2002 to February 2003; a Strategic Planning Consultant to Westfield Bank in Westfield, Ohio from May 2000 to July 2002; a Consultant to Champaign National Bank in Urbana, Ohio from July 1999 to April 2002; and a Consultant to First Place Bank in Warren, Ohio from April 1999 to February 2001. While serving as a Consultant to Champaign National Bank, Mr. Vernon also served as a director and member of the Audit and Compensation Committees of that bank’s parent company, Futura Banc Corp. In February 1999, Mr. Vernon retired as Chairman, President and Chief Executive Officer of Summit Bank, a community bank he founded in January 1991. Age 66. Director since 2003.

Jerry F. Whitmer is Of Counsel to Brouse McDowell, LPA, a law firm in Akron, Ohio, where he was a shareholder from 1971 through 2005. Mr. Whitmer served as Managing Partner of the firm from 1997 through 2005. Age 71. Director since 2003.

CONTINUING DIRECTORS
Jeffrey W. Aldrich, retired, was President and Chief Executive Officer of Sterling China Co., a dishware manufacturing company in Wellsville, Ohio from November 1970 through 2005. Age 64. Director since 1979. Current term as director expires on the date of the Annual Meeting in 2009.

Mark S. Allio has been the Chairman of the Company and CFBank since January 1, 2006 and President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank since February 1, 2005. He was the Vice-Chairman of the Company and CFBank from February 1, 2005 through December 31, 2005. Mr. Allio was President and Chief Executive Officer of Rock Bank, an affiliate of Quicken Loans, Inc. in Livonia, Michigan from April 2003 to December 2004, President of Third Federal Savings, MHC in Cleveland, Ohio from January 2000 to December 2002, Chief Financial Officer of Third Federal from 1988 through 1999, and has more than 29 years of banking and banking-related experience. Age 52. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2009.

William R. Downing has been President of R. H. Downing, Inc., an automotive supply, sales and marketing agency in Akron, Ohio since June 1973. He is also Chairman and Chief Executive Officer of JohnDow Industries, Inc., a manufacturer and distributor of lubrication and fluid handling equipment which he founded in 1988. Age 61. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2008.

Gerry W. Grace, retired, was President of Grace Services, Inc., a weed and pest control company located in Canfield, Ohio from April 1980 through 2005. Mr. Grace also served as a Trustee of Ellsworth Township, Ohio from 1976 through 2005. Age 67. Director since 1986. Current term as director expires on the date of the Annual Meeting in 2008.

INDEPENDENCE OF DIRECTORS
The Board of Directors has adopted Director Independence Standards to assist in determining the independence of each director, or nominee for director. In order for a director or nominee to be considered independent, the Board of Directors must affirmatively determine that the director or nominee has no material relationship with the Company. In each case, the Board of Directors broadly considers all relevant facts and circumstances, including the director’s or nominee’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board of Directors may determine from time to time. These Director Independence Standards are available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”

The Board of Directors has determined that Messrs. Aldrich, Ash, Downing, Grace and Whitmer meet these standards and are independent and, in addition, satisfy the independence requirements of the Nasdaq® Stock Market, Inc.

Absent unusual circumstances, each director is expected to attend all annual and special meetings of shareholders. All the directors who were board members at the time of the 2006 Annual Meeting of Shareholders, except Mr. Downing, attended that meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors of the Company is responsible for establishing broad corporate policies and for the overall performance of the Company. Directors discharge their responsibilities at Board meetings and committee meetings. The members of the Board of Directors of the Company also serve as members of the Board of Directors of the Bank. The Board of Directors of the Company meets at least quarterly, and the Board of Directors of the Bank meets on a monthly basis. Both Boards may have additional meetings as needed. During the year ended December 31, 2006, the Board of Directors of the Company held three meetings, one of which was a special meeting, the Independent Directors of the Company held two meetings, and the Board of Directors of CFBank held 12 meetings. No director attended fewer than 75% of the aggregate number of Board meetings and meetings of the committees on which he served. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

AUDIT COMMITTEE.  The Audit Committee consists of Messrs. Ash, Grace and Whitmer. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards. Mr. Ash is the Audit Committee financial expert and is independent of management. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.” This committee is primarily responsible for overseeing the engagement, independence and services of our independent auditors and is also responsible for the review of audit reports and management’s actions regarding the implementation of audit findings and review of compliance with all relevant laws and regulations. The Audit Committee met eight times during 2006.

AUDIT COMMITTEE REPORT
The Audit Committee operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq® Stock Market, Inc.

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope of plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in the oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has a primary responsibility for financial statement and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent auditors are in fact “independent.”

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved the selection of the Company’s independent auditors.

Thomas P. Ash, Chairman, Gerry W. Grace and Jerry F. Whitmer

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE.  The Compensation and Management Development Committee consists of Directors Ash, Downing and Whitmer. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards. The committee is responsible for establishing compensation and benefits for the Chief Executive Officer and for reviewing the incentive compensation programs when necessary, in addition to reviewing matters regarding compensation and fringe benefits for other officers and employees of the Company and CFBank. The Compensation and Management Development Committee of the Company met three times in 2006. The Compensation and Management Development Committee has a charter, which is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT
The Compensation and Management Development Committee operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each member or the Compensation and Management Development Committee is independent in accordance with the listing standards of the Nasdaq® Stock Market, Inc.

The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company and CFBank. This report is made under the Committee’s charter and the rules and regulations of the Securities and Exchange Commission.

Under its charter, the Compensation and Management Development Committee may delegate all or a portion of its duties and responsibilities to a subcommittee, which the Committee has chosen not to do. The Committee must meet at least three times annually, which is the number of times the Committee met during 2006. Mr. Allio periodically makes recommendations to the Committee for the Company’s and CFBank’s directors’ and executive officers’ compensation; including stock-based incentive awards. The Compensation and Management Development Committee, under its charter, is vested with the authority to retain compensation consultants, for which the Committee would pay a fee. The Committee did not retain compensation consultants in 2006.

William R. Downing, Chairman, Thomas P. Ash and Jerry F. Whitmer

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.  The Corporate Governance and Nominating Committee actively seeks individuals to become Board members who have the highest personal and professional character and integrity, who possess appropriate characteristics, skills, experience and time to make a significant contribution to the Board of Directors, the Company and its shareholders, who have demonstrated exceptional ability and judgment, and who will be most effective, in the context of the whole Board of Directors and other nominees to the Board of Directors, in perpetuating the success of the Company and in representing shareholders’ interests. The Committee may employ professional search firms, for which it would pay a fee to assist it in identifying potential members of the Board of Directors with the desired skills and disciplines.

The Committee will consider shareholder nominations for director on the same basis and in the same manner as it considers nominations for director from any other source. Any shareholder may submit a nomination in writing to the Chair, Corporate Governance and Nominating Committee, c/o Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333. The nominations must be accompanied by all the information relating to the nominee required by the Company’s Bylaws and the Securities and Exchange Commission’s proxy rules. The Company’s Bylaws provide that, to be considered timely, any shareholder nomination for director generally must be received in writing by the Corporate Secretary at least 90 days before the date fixed for the next Annual Meeting of shareholders; provided, however, under certain unusual circumstances a nomination received as late as the 10th day after the mailing of a notice of an Annual Meeting of Shareholders may be considered. A copy of the full text of the Bylaw provisions relating to shareholder nominations may be obtained by writing to the Corporate Secretary at 2923 Smith Road, Fairlawn, Ohio 44333.

The Committee considers candidates for director nominees based on factors it deems appropriate. These factors may include judgment, character, background, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. In addition, because the Company is primarily a community financial services company, board candidates must be highly regarded members of the community in which the Company provides financial services.

The Corporate Governance and Nominating Committee met two times in 2006 and is currently composed of three directors: Messrs. Aldrich, Grace and Whitmer. Mr. Whitmer is Chairman of the Committee. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards.

The Corporate Governance and Nominating Committee charter is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”

COMMITTEE CHARTERS AND OTHER CORPORATE GOVERNANCE DOCUMENTS.  The Audit Committee Charter, Compensation and Management Development Committee Charter, Corporate Governance and Nominating Committee Charter, Corporate Governance Guidelines, Director Independence Standards and Code of Ethics and Business Conduct are available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.” You also may receive copies without charge by writing to: Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333.

COMMUNICATIONS WITH DIRECTORS
The Board of Directors also has adopted a process by which shareholders and other interested parties may communicate with the Board, any individual director, any committee chair or the non-management directors as a group by e-mail or regular mail. Communications by e-mail should be sent to EllyMackus@CFBankmail.com. Communications by regular mail should be sent to the attention of the Board of Directors; any individual director by name; Chair, Audit Committee; Chair, Compensation and Management Development Committee; Chair, Corporate Governance and Nominating Committee or to the Non-Management Directors, c/o Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333. All communications will be reviewed by management to determine whether the communication requires immediate action. Management will pass on all communications received, or a summary of such communications, to the appropriate director or directors.

DIRECTORS’ COMPENSATION
DIRECTORS’ FEES.  Each director is paid an annual retainer in the amount of $15,000, which includes a retainer of $3,000 for service as a director of the Company and a retainer of $12,000 for service as a director of CFBank. The Chairman of the Board receives an additional $9,500 per year.

1999 STOCK-BASED INCENTIVE PLAN AND SECOND AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN.  The Company maintains the 1999 Stock-Based Incentive Plan and the Second Amended and Restated 2003 Equity Compensation Plan for the benefit of employees and outside directors of the Company and CFBank.

DIRECTOR COMPENSATION TABLE.  The table below summarizes compensation paid to each director who is not a named executive officer during the year ended December 31, 2006. Director compensation for Mr. Allio and Mr. Vernon is included in the Summary Compensation Table.

	Director Compensation
			Option	Non-Equity	Nonqualified
	Fees Earned	Stock	Awards	Incentive Plan	Deferred	All Other
	or Paid in	Awards	($)	Compensation	Compensation	Compensation
Name	Cash ($)	($) (1) (3)	(2) (4)	($)	Earnings ($)	($) (5)	Total ($)

Jeffrey W. Aldrich	$15,000	$3,543	$—	$—	$—	$3,429	$21,971
Thomas P. Ash	15,000	3,543	—	—	—	967	19,510
William R. Downing	15,000	5,643	—	—	—	—	20,643
Gerry W. Grace	15,000	3,543	—	—	—	5,773	24,315
Jerry F. Whitmer	15,000	5,643	—	—	—	—	20,643

(1)	The amounts included in the “Stock Awards” column represent the compensation cost we recognized in 2006 related to non-option stock awards, as described in Statement of Financial Accounting Standards No. 123R. There were no awards granted in 2006. For a discussion of valuation assumptions, see Note 15 to our consolidated financial statements included in our annual report on Form 10-KSB for the year ended December 31, 2006.

(2)	We did not grant any option awards in 2006. See Note 15 to our consolidated financial statements included in our annual report on Form 10-KSB for a discussion of expense related to awards in prior years.

(3)	As of December 31, 2006, each director had a total of 800 shares of restricted stock outstanding.

(4)	As of December 31,2006, Messrs. Aldrich, Ash and Grace had a total of 11,694 options outstanding. Messrs. Downing and Whitmer had a total of 2,000 options outstanding.

(5)	The amounts shown in the “All Other Compensation” column represent costs associated with life insurance benefits for Messrs. Aldrich, Ash and Grace.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE.  The following table summarizes compensation for our Chief Executive Officer and our two most highly compensated executive officers other than the CEO for the year ended December 31, 2006.

Summary Compensation Table

							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal				Awards	Awards	Compensation	Earnings	Compensation
Position	Year	Salary ($)	Bonus ($)	($) (1)	($) (2)	($)	($) (3)	($) (4)	Total ($)

Mark S. Allio	2006	$175,000	$15,000	$19,814	$—	$—	$—	$24,500	$234,314
Chairman, President and Chief Executive Officer
David C. Vernon	2006	120,000	—	42,517	—	—	72,980	28,200	263,698
Vice-Chairman
Raymond E. Heh	2006	119,583	10,000	23,824	—	—	—	—	153,407
President and Chief Operating Officer, CFBank

(1)	The amounts included in the “Stock Awards” column represent the compensation cost we recognized in 2006 related to non-option stock awards, as described in Statement of Financial Accounting Standards No. 123R. For a discussion of valuation assumptions, see Note 15 to our consolidated financial statements included in our annual report on Form 10-KSB for the year ended December 31, 2006.

(2)	We did not grant any option awards in 2006. See Note 15 to our consolidated financial statements included in our annual report on Form 10-KSB for a discussion of expense related to awards in prior years.

(3)	The amount shown is the change in actuarial present value of the accumulated benefits under Mr. Vernon’s Salary Continuation Agreement.

(4)	The amounts shown in the “All Other Compensation” column are attributable to director fees and perquisites as follows: For Mr. Allio, $24,500 director fees, including a $9,500 annual fee he received as Chairman of the Board. For Mr. Vernon, $15,000 director fees; $7,200 country club dues; and $6,000 auto allowance. There are no other perquisites and other personal benefits received by a named executive officer that exceed the aggregate value of $10,000.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END.  The following table shows information regarding outstanding equity awards we have made to our named executive officers which are outstanding as of December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End

						Stock Awards
										Equity
										Incentive
										Plan
									Equity	Awards:
									Incentive	Market or
Option Awards									Plan	Payout
			Equity						Awards:	Value of
			Incentive						Number of	Unearned
			Plan					Market	Unearned	Shares,
			Awards:			Number of		Value of	Shares,	Units or
	Number of	Number of	Number of			Shares or		Shares or	Units or	Other
	Securities	Securities	Securities			Units of		Units of	Other	Rights
	Underlying	Underlying	Underlying			Stock		Stock That	Rights	That Have
	Unexercised	Unexercised	Unexercised	Option	Option	That Have		Have Not	That Have	Not
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Not		Vested ($)	Not	Vested
Name	Exercisable	Unexercisable	Options (#)	Price ($)	Date	Vested (#)		(1)	Vested (#)	($)

Mark S. Allio	24,474	—	—	$10.42	5/19/15	4,000	(2)	$29,440	—	—
David C. Vernon	11,390	—	—	10.05	1/16/13	1,550	(3)	11,408	—	—
	28,000	—	—	11.50	4/17/13	3,000	(4)	22,080	—	—
	15,000	—	—	12.60	4/15/14	2,400	(5)	17,664	—	—
	7,000	—	—	10.42	5/19/15
Raymond E. Heh	12,000	—	—	12.57	6/9/13	2,000	(6)	14,720	—	—
	3,632	—	—	13.76	3/18/14	2,400	(7)	17,664	—	—
	7,500	—	—	12.60	4/15/14
	7,000	—	—	10.42	5/19/15

(1)	Based on the $7.36 closing price of our common stock as of December 29, 2006.

(2)	Restricted shares vest in four installments of 1,000 shares on 5/31/07, 5/31/08, 5/31/09 and 5/31/10.

(3)	Restricted shares vest in two installments of 775 shares on 1/16/07 and 1/16/08.

(4)	Restricted shares vested on 3/31/07.

(5)	Restricted shares vest in four installments of 600 shares on 5/31/07, 5/31/08, 5/31/09 and 5/31/10.

(6)	Restricted shares vest on 5/31/07.

(7)	Restricted shares vest in four installments of 600 shares on 5/31/07, 5/31/08, 5/31/09 and 5/31/10.

EMPLOYMENT AGREEMENTS.  CFBank and the Company maintain employment agreements with David C. Vernon, who was President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank (the Executive) until January 31, 2005. The original Employment Agreements provided for a three-year term. In May 2004, the Board of Directors extended the agreements for 2 years, until February 28, 2008. Effective February 28, 2003, the base salary for Mr. Vernon was $120,000. In addition to base salary, the Employment Agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing certain fringe benefits available to similarly-situated executive personnel. The Employment Agreements provide for termination by CFBank or the Company for cause (as described in the agreement) at any time. In the event CFBank or the Company choose to terminate the Executive’s employment for reasons other than for cause, or in the event of the Executive’s resignation from CFBank or the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive’s functions, duties or responsibilities; (iii) a relocation of the Executive’s principal place of employment by more than 25 miles; (iv) a material reduction in the benefits and perquisites to the Executive; (v) liquidation or dissolution of CFBank or the Company; or (vi) a breach of the Employment Agreements by CFBank or the Company, the Executive or, in the event of the Executive’s death, the Executive’s beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to the Executive during the remaining term of the Employment Agreements, plus all benefits that would have been provided to the Executive during the remaining term of the agreements.

Under the agreements, if involuntary or voluntary termination (under certain circumstances) followed a change in control of CFBank or the Company, the Executive or, in the event of the Executive’s death, the Executive’s beneficiary is entitled to a severance payment equal to the greater of (i) the payments due for the remaining terms of the agreements; or (ii) three times the average of the five preceding taxable years’ annual compensation. CFBank and the Company would also continue the Executive’s life, health, and disability coverage for thirty-six months. Notwithstanding that both Employment Agreements provided for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

The Employment Agreements were amended in December 2004 in connection with a management succession plan whereby Mark S. Allio was appointed President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank effective February 1, 2005. The terms of the amended Employment Agreements provide that effective February 1, 2005 and so long as Mr. Vernon continues to serve, if elected, as a director, Mr. Vernon would be Chairman of the Board of Directors through December 31, 2005 and, thereafter, Vice-Chairman of the Board of Directors until his expected retirement date in February 2008. At that time Mr. Vernon will be named Chairman Emeritus and remain a director, if elected, and will continue to serve as a consultant or employee and be available to perform special project services for and on behalf of the Company and CFBank at a compensation level commensurate with his duties and responsibilities, but in any event not less than $100 per month until April 17, 2014.

On January 8, 2007, the Employment Agreements were amended to modify Mr. Vernon’s duties under the agreements to reflect the Board’s desire to have Mr. Vernon continue to provide services to Central Federal Corporation and CFBank, given his new positions with National Bancshares Corporation and its subsidiary bank, First National Bank. On November 1, 2006, Mr. Vernon was named President and CEO of National Bancshares Corporation and First National Bank. On November 22, 2006, Mr. Vernon was appointed a director of National Bancshares Corporation. After evaluating the markets served by First National Bank and CFBank, as well as the asset size of both financial institutions, the Board of Directors of Central Federal Corporation and CFBank concluded that Mr. Vernon’s services to National Bancshares Corporation and First National Bank do not and will not present any conflict of interest with, or materially affect the performance of his duties to Central Federal Corporation or CFBank. No changes were made to the compensation components of the agreements.

Payments to the Executive under CFBank’s Employment Agreement are guaranteed by the Company in the event that payments or benefits are not paid by CFBank. Payments under the Company’s Employment Agreement are to be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements are to be paid by CFBank or the Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that CFBank and the Company indemnify the Executive to the fullest extent allowable under federal, Ohio and Delaware law, respectively.

SALARY CONTINUATION AGREEMENT.  In 2004, CFBank initiated a nonqualified Salary Continuation Agreement for Mr. Vernon. Under the plan, CFBank pays him, or his beneficiary, a retirement benefit of $25,000 annually for 20 years beginning the earlier of March 2008 or termination of his employment.

ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.  Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulations of the Securities and Exchange Commission to furnish the Company copies of all Section 16(a) reports they file.

Based solely on a review of the copies of all such reports of ownership furnished to the Company, or written representations that no forms were necessary, we believe there were no known failures to file a required Form. For the year ended December 31, 2006, one report was filed late for Mr. Allio, which resulted in the transaction not reported on a timely basis. The late transaction was subsequently reported on Form 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. CFBank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of CFBank’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

In November 2005, a majority of the disinterested members of the Board of Directors approved a line of credit for $1.4 million to a company that is 100% owned by Mr. Downing, a Director of the Company. The line of credit matures in December 2008, bears interest at a fixed rate of 7.5% and is collateralized by certain assets of the company. The loan was made in the ordinary course of CFBank’s business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with the general public, and does not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL 2. THIRD AMENDED AND RESTATED CENTRAL FEDERAL CORPORATION 2003 EQUITY COMPENSATION PLAN
(formerly referred to as the Second Amended and Restated Central Federal
Corporation 2003 Equity Compensation Plan)

PROPOSED ACTION REGARDING THE 2003 EQUITY COMPENSATION PLAN
At the Meeting, shareholders will be asked to approve the third amendment and restatement of the Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan (Third Amended and Restated 2003 Equity Compensation Plan) which was adopted, subject to shareholder approval, by the Board of Directors on February 15, 2007. The Grand Central Financial Corp. 2003 Equity Compensation Plan (the 2003 Equity Compensation Plan) was originally approved by Company shareholders on April 23, 2003; the first Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan (the Amended and Restated 2003 Equity Compensation Plan) was approved by Company shareholders on April 20, 2004; the Second Amended and Restated Central Federal Corporation 2003 Equity compensation Plan was approved by Company shareholders on May 20, 2005. The plan is being amended and restated to:

1.	Increase the number of shares of Company common stock reserved for issuance under the Second Amended and Restated 2003 Equity Compensation Plan; and

2.	Comply with certain regulatory and listing requirements.

The Company believes that incentive and stock-based awards focus employees and directors on the dual objective of creating shareholder value and promoting the Company’s success, and that equity compensation plans like the Second Amended and Restated 2003 Equity Compensation Plan help attract, retain and motivate valued employees and directors. The Board of Directors believes that the 2003 Equity Compensation Plan, as amended and restated, will help enable the Company to compete effectively with other financial institutions, attract and retain key personnel and secure the services of experienced and qualified persons as directors.

As of March 15, 2007, there were 125 shares available for additional grants of stock options or restricted stock awards under the 2003 Equity Compensation Plan or the Second Amended and Restated 2003 Equity Compensation Plan.

SUMMARY DESCRIPTION OF THE THIRD AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN
The principal terms of the Third Amended and Restated 2003 Equity Compensation Plan are summarized below. The following summary is qualified in its entirety by the full text of the plan, which appears as Appendix A to this proxy statement.

PURPOSES OF THE THIRD AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN.  The purposes of the Third Amended and Restated 2003 Equity Compensation Plan are to provide incentives and rewards to those employees and directors who are largely responsible for the success and growth of the Company and its affiliates, and to assist the Company and CFBank in attracting and retaining directors, executives and other key employees with experience and ability.

ADMINISTRATION.  The Board of Directors of the Company will administer the Third Amended and Restated 2003 Equity Compensation Plan (the Committee). Subject to the terms of the plan, the Committee interprets the plan and is authorized to make all determinations and decisions under the plan. The Committee also determines the participants to whom awards will be granted, the type and amount of awards that will be granted and the terms and conditions applicable to such awards. Each award granted under the Third Amended and Restated 2003 Equity Compensation Plan will be evidenced by an award agreement that sets forth the terms and conditions of each award.

ELIGIBILITY.  All employees and outside directors of the Company and CFBank are eligible to participate in the Amended and Restated 2003 Equity Compensation Plan.

AUTHORIZED SHARES.  Prior to this third restatement of the Amended and Restated 2003 Equity Compensation Plan, the Company reserved 300,000 shares of Company common stock for issuance under the plan. Of that amount, no more than 90,000 shares could be issued as restricted stock awards. The Third Amended and Restated 2003 Equity Compensation Plan reserves an additional 200,000 shares of Company common stock of which all of the shares can be used for stock options or stock appreciation rights, but no more than 60,000 shares of the additional reserve can be used for restricted stock awards. The shares of Company common stock to be issued under the Third Amended and Restated 2003 Equity Compensation Plan may be either authorized but unissued shares, or reacquired shares held by the Company as treasury stock.

To the extent that an award is settled in cash or a form other than shares of Company common stock, the shares that would have been delivered had there been no cash or other settlement will not be counted against the shares available for issuance under the plan. In the event that shares are delivered in respect of a stock appreciation right or other award, only the actual number of shares delivered with respect to the award will be counted against the share limits of the plan. Shares that are subject to or underlie awards that expire for any reason or are cancelled, terminated or forfeited, fail to vest, or for any other reason are not paid or delivered under the Third Amended and Restated 2003 Equity Compensation Plan will again be available for subsequent awards under the plan. Shares that are exchanged by a participant or withheld by the Company to satisfy tax withholding obligations under the plan will be available for subsequent awards under the Third Amended and Restated 2003 Equity Compensation Plan.

TYPES OF AWARDS.  The Third Amended and Restated 2003 Equity Compensation Plan authorizes grants of stock options, stock appreciation rights and restricted stock awards.

A stock option is the right to purchase shares of Company common stock at a future date at a specified price per share (the exercise price). The per share exercise price of stock options may not be less than the fair market value of a share of Company common stock on the date of grant. The exercise price for a stock option may be paid in cash, common stock or a combination of cash and common stock, or through a cashless exercise, to the extent permitted by the Committee. Upon written consent of the Committee, non-statutory stock options may be transferred pursuant to the terms of the plan. Incentive stock options may not be transferred or assigned. The maximum term of a stock option is ten years from the date of grant. The plan provides for the grant of incentive stock options and non-statutory stock options. (See — “FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE THIRD AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN,” below).

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value per share of Company common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price may not be lower than the fair market value of a share of Company common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant. (See — “FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE THIRD AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN,” below).

A restricted stock award is a grant of a certain number of shares of Company common stock subject to the lapse of certain restrictions (such as continued service) determined by the Committee. Participants are entitled to receive dividends and other distributions declared and paid on the shares and may also vote any unvested shares subject to their restricted stock awards. (See — “FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE THIRD AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN,” below).

EFFECT OF TERMINATION OF SERVICE AND CHANGE IN CONTROL ON AWARDS.  The Third Amended and Restated 2003 Equity Compensation Plan provides that all outstanding awards will vest upon death, termination of service due to disability or upon a change in control, as defined in the plan. Options and stock appreciation rights that vest upon death or disability remain exercisable for one (1) year following termination of service. Options and stock appreciation rights that vest upon a change in control remain exercisable for their term. In the event of a Termination for Cause (as defined in the plan), award recipients forfeit all rights to unvested and unexercised awards. Unless otherwise determined by the Committee, upon an award recipient’s retirement, the recipient forfeits all unvested awards and has one (1) year to exercise vested stock options and stock appreciation rights. Incentive stock options exercised more than three (3) months after an optionee’s retirement date will be treated as non-statutory stock options for tax purposes. Award recipients that terminate service for reasons other than death, disability or retirement forfeit all rights to any unvested awards. Vested and unexercised stock options and stock appreciation rights remain exercisable for three (3) months following termination of service.

TERM OF THE PLAN.  The plan will terminate on April 23, 2013, unless terminated sooner by the Board of Directors.

AMENDMENT OF THE PLAN AND AWARDS.  The plan allows the Board of Directors to amend the plan in certain respects without shareholder approval, unless such approval is required to comply with tax law, regulatory or listing requirements. Awards cannot be amended without the written consent of an award recipient.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE THIRD AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN.  The federal income tax consequences of the Third Amended and Restated 2003 Equity Compensation Plan, under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

NON-STATUTORY STOCK OPTIONS (NSO).  The Company is generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise.

STOCK APPRECIATION RIGHTS.  Stock appreciation rights are generally taxed and deductible in substantially the same manner as NSOs.

INCENTIVE STOCK OPTIONS (ISO).  If an optionee disposes of shares of Company common stock acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is includible for purposes of determining an optionee’s alternative minimum tax liability.

The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all Company plans) may not exceed $100,000.

RESTRICTED STOCK AWARD.  A restricted stock award recipient recognizes ordinary income, and the Company is entitled to a corresponding deduction, equal to the fair market value of the stock at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse. A restricted stock award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the fair market value of the stock at the time of grant, and the Company is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse.

SPECIFIC BENEFITS UNDER THE THIRD AMENDED AND RESTATED EQUITY COMPENSATION PLAN.  The Company has not approved any awards under the Third Amended and Restated 2003 Equity Compensation Plan that are conditioned upon shareholder approval of the plan and is not currently considering any specific award grants under the Third Amended and Restated 2003 Equity Compensation Plan.

EQUITY COMPENSATION PLAN INFORMATION.  The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company’s equity compensation plans as of December 31, 2006.

Number of
	Number of		Securities
	Securities to be		Remaining
	Issued Upon	Weighted-Average	Available for Future
	Exercise of	Exercise Price of	Issuance under
	Outstanding	Outstanding	Equity
	Options, Warrants	Options, Warrants	Compensation
Plan Category	and Rights	and Rights	Plans

Equity compensation plans
approved by shareholders	273,272	$11.23	39,725
Equity compensation plans
not approved by shareholders	—	—	—

Total	273,272	$11.23	39,725

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE THIRD AMENDED AND RESTATED 2003 CENTRAL FEDERAL CORPORATION EQUITY COMPENSATION PLAN.

PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Crowe Chizek and Company LLC to be its auditors for 2007, subject to ratification by shareholders. A representative of Crowe Chizek and Company LLC will be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2007.

The following table sets forth the fees billed to the Company for 2006 and 2005 by Crowe Chizek and Company LLC:

	2006	2005

Audit Fees	$52,000	$48,000
Audit-Related Fees	47,950	81,650
Tax Fees	—	10,300
All Other Fees	—	4,900

Total	$99,950	$144,850

Audit-related fees were related to Crowe Chizek and Company LLC’s review of the Company’s filings with the Securities and Exchange Commission during 2006 and 2005. Tax fees were related to Crowe Chizek and Company LLC’s preparation of the Company’s federal and state tax returns in 2005. Other fees were related to implementation of Section 404 of the Sarbanes Oxley Act of 2002 and accounting treatment of various transactions during 2005, including loan securitization and redemption of FHLB stock.

The Company’s Audit Committee must pre-approve all engagements of the independent auditor by the Company and its subsidiaries, including CFBank, as required by the Audit Committee’s charter and the rules of the Securities and Exchange Commission. Prior to the beginning of each fiscal year, the Audit Committee will approve an annual estimate of fees for engagements, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. In addition, the Audit Committee will evaluate known potential engagements of the independent auditor, including the scope of the proposed work to be performed and the proposed fees, and approve or reject each service. Management may present additional services for approval at subsequent committee meetings. The Audit Committee has delegated to the Audit Committee Chairman the authority to evaluate and approve engagements on behalf of the Audit Committee in the event a need arises for pre-approval between Committee meetings and in the event the engagement for services was within the annual estimate but not specifically approved. If the Chairman so approves any such engagements, he will report that approval to the full Committee at the next Committee meeting.

Since the effective date of the Securities and Exchange Commission’s rules regarding strengthening auditor independence, all audit, audit-related, tax and other services provided by Crowe Chizek and Company LLC were pre-approved in accordance with the Audit Committee’s policies and procedures.

STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table provides information as of March 15, 2007 about the persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and
	Nature of	Percent of
	Beneficial	Common Stock
Name and Address of Beneficial Owner	Ownership	Outstanding

Wellington Management Co., LLP	427,422	9.4%
75 State Street
Boston, MA 02109
First Manhattan Co.	362,802	8.0%
437 Madison Avenue
New York, NY 10022

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information as of March 15, 2007 with respect to the amount of shares of Company common stock considered to be owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and Nature of
	Beneficial Ownership
	Shares	Percent

Mark S. Allio, Chairman of the Board, President and Chief Executive Officer (1)	136,659	3.0%
David C. Vernon, Vice-Chairman of the Board (2)	111,177	2.4%
Jeffrey W. Aldrich, Director (3)	37,290	0.8%
Thomas P. Ash, Director (4)	37,172	0.8%
William R. Downing, Director (5)	36,192	0.8%
Gerry W. Grace, Director (4)	53,072	1.2%
Jerry F. Whitmer, Director (6)	10,000	0.2%
Raymond E. Heh, President and Chief Operating Officer, CFBank (7)	42,132	0.9%
All directors and executive officers as a group (11 persons) (8)	616,615	12.9%

(1)	Includes 9,000 shares awarded to Mr. Allio pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 24,474 shares which may be acquired by exercising stock options within 60 days. Also includes 1,300 shares owned by Michele Allio, Mr. Allio’s spouse.

(2)	Includes 7,175 shares awarded to Mr. Vernon pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 61,390 shares which may be acquired by exercising stock options within 60 days. Also includes 412 shares owned by M. Catherine Vernon, Mr. Vernon’s spouse.

(3)	Includes 1,300 shares awarded to Mr. Aldrich pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 11,694 shares which may be acquired by exercising stock options within 60 days. Also includes 23,322 shares owned by Jean Aldrich, Mr. Aldrich’s spouse.

(4)	Includes 1,300 shares awarded to these outside directors pursuant to the Company’s equity compensation plans which have not yet vested, but as to which they may provide voting recommendations. Includes 11,694 shares which may be acquired by exercising stock options within 60 days.

(5)	Includes 1,300 shares awarded to Mr. Downing pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 2,000 shares which may be acquired by exercising stock options within 60 days. Also includes 16,192 shares owned by R.H. Downing, Inc., which is 100% owned by Mr. Downing, and 10,000 shares owned by Mary Downing Trust, of which Mr. Downing is trustee.

(6)	Includes 1,300 shares awarded to Mr. Whitmer pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 2,000 shares which may be acquired by exercising stock options within 60 days.

(7)	Includes 7,400 shares awarded to Mr. Heh pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 30,132 shares which may be acquired by exercising stock options within 60 days.

(8)	Includes 44,025 shares awarded to all directors and executive officers as a group pursuant to the Company’s equity compensation plans which have not yet vested, but as to which they may provide voting recommendations. Includes 216,578 shares which may be acquired by exercising stock options within 60 days.

MISCELLANEOUS
The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock. Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone and will not receive additional compensation for these activities.

SHAREHOLDER PROPOSALS
 If a shareholder desires to have a proposal included in the Company’s proxy statement and form of proxy for the 2008 annual meeting of shareholders, the proposal must conform to the requirements of Exchange Act Rule 14a-8 and other applicable proxy rules and interpretations of the Securities and Exchange Commission concerning the submission and content of proposals and must be received by the Company, at 2923 Smith Road, Fairlawn, Ohio 44333, prior to the close of business on December 19, 2007.

In order for a shareholder’s proposal outside of Rule 14a-8 under the Exchange Act to be considered timely within the meaning of Exchange Act Rule 14a-4(c), the proposal must be received by the Company at the same address not later than March 4, 2008.

Shareholder nominations for director are discussed above under the caption “CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.”

A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CENTRAL FEDERAL CORPORATION, 2923 SMITH ROAD, FAIRLAWN, OHIO 44333.

BY ORDER OF THE BOARD OF DIRECTORS

Eloise L. Mackus
Corporate Secretary

Fairlawn, Ohio
April 17, 2007

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

THIRD AMENDED AND RESTATED CENTRAL FEDERAL CORPORATION
2003 EQUITY COMPENSATION PLAN

1.       DEFINITIONS

(a)	“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

(b)	“Award” means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options, Stock Appreciation Rights and Restricted Stock Awards.

(c)	“Bank” means CFBank and includes any of its wholly owned subsidiaries.

(d)	“Board of Directors” means the board of directors of the Holding Company.

(e)	“Change in Control” means with respect to the Bank or the Holding Company, an event of a nature that:

(i)	would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or

(ii)	results in a Change in Control of the Holding Company or the Bank within the meaning of the Home Owner’s Loan Act of 1933, as amended, the Federal Deposit Insurance Act and the Rules and Regulations promulgated by the Office of Thrift Supervision (the “OTS”) (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or

(iii)	without limitation, such a Change in Control shall be deemed to have occurred at such time as:

(A)	any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank’s or the Holding Company’s outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries; or

(B)	individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company’s stockholders was approved by a Nominating Committee solely composed of members who are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or

(C)	a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity; or

(D)	a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or

APPENDIX A-1

transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or

(E)	a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

(f)	“Code” means the Internal Revenue Code of 1986, as amended.

(g)	“Committee” means the committee designated, pursuant to Section 4 of the Plan, to administer the Plan.

(h)	“Common Stock” means the common stock of the Holding Company, par value $.01 per share.

(i)	“Disability” means any mental or physical condition with respect to which the Participant qualifies for and receives benefits under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, “Disability” shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate. In the case of Incentive Stock Options, “Disability” has the meaning set forth in Code Section 22(e)(3).

(j)	“Effective Date” of this Third Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan means May 17, 2007. The original Effective Date of the Central Federal Corporation 2003 Equity Compensation Plan, as amended herein, was April 23, 2003.

(k)	“Employee” means any person employed by the Holding Company or an Affiliate. Directors who are also employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

(l)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)	“Exercise Price” means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

(n)	“Fair Market Value” means the market price of Common Stock, determined by the Committee as follows:

(i)	If the Common Stock was traded on the date in question on the Nasdaq® Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

(ii)	If the Common Stock was traded on a stock exchange for the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

(iii)	If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

(o)	“Holding Company” means Central Federal Corporation (formerly Grand Central Financial Corp.) and any entity which succeeds to the business of Central Federal Corporation.

(p)	“Incentive Stock Option” means a stock option granted under the Plan that is intended to meet the requirements of Section 422 of the Code.

(q)	“Non-Statutory Stock Option” means a stock option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or a stock option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

(r)	“Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

APPENDIX A-2

(s)	“Outside Director” means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

(t)	“Participant” means any Employee or Outside Director who was granted an Option or Restricted Stock Award under the Plan.

(u)	“Plan” means this Third Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan.

(v)	“Restricted Stock Award” means an Award of restricted stock granted to an individual pursuant to Section 7 of the Plan.

(w)	“Retirement” means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. “Retirement” with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director’s intention to retire.

(x)	“Stock Appreciation Right” or “SAR” means a right to a payment provided in accordance with Section 7 of the Plan.

(y)	“Termination for Cause” shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

2.	PURPOSE

The purpose of this Plan is to:

(a)	provide the Holding Company with the ability to continue using Common Stock as a means to attract and retain Employees and Outside Directors;

(b)	provide Participants with additional incentives to continue to work for the success of the Holding Company and its Affiliates; and

(c)	align the financial interests of Participants with the interests of the Holding Company’s shareholders.

3.	ELIGIBILITY

(a)	Incentive Stock Options may be granted to any individual who, at the time the Incentive Stock Option is granted, is an Employee.

(b)	Non-Qualified Stock Options may be granted to Employees and Outside Directors.

(c)	Stock Appreciation Rights may be granted to Employees and Outside Directors.

(d)	Restricted Stock Awards may be granted to Employees and Outside Directors.

4.	ADMINISTRATION

(a)	The Committee shall administer the Plan. The Committee shall consist of the entire Board of Directors of the Company.

(b)	The Committee shall:

(i)	select the individuals who are to receive grants of Awards under the Plan;

APPENDIX A-3

(ii)	determine the type, number, vesting requirements and other features and conditions of such Awards made under the Plan;

(iii)	interpret the Plan and Award Agreements (as defined below); and

(iv)	make all other decisions related to the operation of the Plan.

In granting Awards under the Plan, the Committee shall consider recommendations of the Chief Executive Officer. The Committee shall adopt any rules or guidelines that it deems appropriate to implement and administer the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

(c)	Each Award granted under the Plan shall be evidenced by a written agreement (“Award Agreement”). Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Award holder, and every Award holder, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i)	the type of Award granted;

(ii)	the Exercise Price of any Option or base price of any SAR;

(iii)	the number of shares subject to the Award;

(iv)	the expiration date of the Award;

(v)	the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

(vi)	the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

The Chairman of the Committee and such Outside Directors and Employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Holding Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

(d)	The Committee may delegate all authority for the determination of forms of payment to be made or received by the Plan and for the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan.

5.	STOCK SUBJECT TO THE PLAN

(a)	Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved for issuance under the Plan is 500,000. The share reserve includes shares of Common Stock previously issued under the Plan prior to the Plan’s restatement. The following limits also apply with respect to Awards granted under the Plan:

(i)	The maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan is 500,000 shares less the number of shares of Common Stock issued pursuant to Non-Statutory Stock Options and Restricted Stock Awards.

(ii)	The maximum number of shares of Common Stock that may be delivered pursuant to Non-Statutory Stock Options granted under the Plan is 500,000 shares less the number of shares of Common Stock issued pursuant to Incentive Stock Options and Restricted Stock Awards.

(iii)	The maximum number of Shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under the Plan is 150,000 Shares.

APPENDIX A-4

(b)	The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Holding Company. Shares underlying outstanding Awards will be unavailable for any other use, including future grants under the Plan, except that, to the extent the Awards terminate, expire or are forfeited without vesting or having been exercised, new Awards may be granted with respect to these shares subject to the limitations set forth in this Section 5.

(c)	To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. Shares of Common Stock that are exchanged by a Participant or withheld by the Holding Company as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Holding Company to satisfy the tax withholding obligations related to any Award under this Plan, shall be available for subsequent Awards under this Plan.

6.	OPTIONS

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Options to Employees and outside directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(a)	Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(b)	Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(c)	Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(i)	to a revocable inter vivos trust, as to which an individual is both settlor and trustee; or

(ii)	for no consideration to:

(A)	any member of the individual’s Immediate Family;

(B)	a trust solely for the benefit of members of the individual’s Immediate Family;

(C)	any partnership whose only partners are members of the individual’s Immediate Family; or

(D)	any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual’s Immediate Family.

For purposes of this Section 6(c), “Immediate Family” includes, but is not necessarily limited to, an individual’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to approve the transfer or assignment of any Non-Statutory Stock Option, in whole or in part. Receipt of the Committee’s approval to transfer or assign a Non-Statutory Stock Option, in whole or in part, does not mean that the Committee must approve a transfer or assignment of any other Non-Statutory Stock Option, or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all terms and conditions applicable to the Option immediately prior to transfer or assignment, and shall remain subject to any other conditions proscribed by the Committee with respect to the Option.

APPENDIX A-5

(d)	Special Rules for Incentive Stock Options. Notwithstanding foregoing provisions, the following rules apply to the grant of Incentive Stock Options:

(i)	If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Holding Company at the time the Committee grants the Incentive Stock Option (a “10% Owner”), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(ii)	An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

(iii)	To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Holding Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Options in excess of the limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

(iv)	Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(v)	Incentive Stock Options exercised more than three (3) months following the date an Employee terminates employment (for reasons other than death or Disability) will be treated as Non-Statutory Stock Options. In the event employment is terminated due to death or Disability, Incentive Stock Options will remain exercisable for one (1) year from the date the Employee terminates employment.

(e)	Acceleration Upon a Change in Control. Upon a Change in Control, all Options held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the Option term.

(f)	Termination of Employment or Service. The following rules apply upon the termination of a Participant’s employment or other service:

(i)	In General. Unless the Committee determines otherwise, upon termination of employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, a Participant may exercise only those Options that were immediately exercisable by the Participant at the date of termination, and only for a period of three (3) months from the date of termination, or, if sooner, until the expiration of the Option term.

(ii)	Retirement. Unless the Committee determines otherwise, upon a Participant’s Retirement, the Participant may exercise only those Options that were immediately exercisable by the Participant at the date of Retirement, and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the Option term. Incentive Stock Options exercised more than three (3) months following a Participant’s Retirement date will be treated as Non-Statutory Stock Options for tax purposes.

(iii)	Disability or Death. Unless the Committee determines otherwise, upon termination of a Participant’s employment or service due to Disability or death, all Options shall become immediately exercisable and shall remain exercisable for a period of one (1) year from the date of termination, or, if sooner, until the expiration of the Option term.

(iv)	Termination for Cause. Unless the Committee determines otherwise, upon Termination for Cause, all rights to a Participant’s Options shall expire immediately upon the effective date of Termination for Cause.

APPENDIX A-6

7.	STOCK APPRECIATION RIGHTS

An SAR shall provide a Participant with the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Fair Market Value of a share of Common Stock on the date the SAR was granted (the “base price”) as set forth in the applicable Award Agreement, provided, however, that, in the case of an SAR granted retroactively, in tandem with or as a substitution for another Award, the base price may be no lower than the Fair Market Value of a share of Common Stock on the date such other Award was granted. The maximum term of an SAR shall be ten (10) years. Notwithstanding the foregoing, effective on and after January 1, 2005, the exercise of an SAR shall entitle the Participant to receive payment with respect to such SAR only in the form of Common Stock. Further, effective January 1, 2005, the base price of an SAR may never be less than the Fair Market Value of a share of Common Stock on the date that the SAR is awarded even if the SAR is awarded in tandem with or as substitution for another Award.

(a)	Termination of Employment or Service. The following rules apply upon the termination of a Participant’s employment or other service:

(i)	In General. Unless the Committee determines otherwise, upon termination of employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, a Participant may exercise only those SARs that were immediately exercisable by the Participant at the date of termination, and only for a period of three (3) months from the date of termination, or, if sooner, until the expiration of the SAR term.

(ii)	Retirement. Unless the Committee determines otherwise, upon a Participant’s Retirement, the Participant may exercise only those SARs that were immediately exercisable by the Participant at the date of Retirement, and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the SAR term.

(iii)	Disability or Death. Unless the Committee determines otherwise, upon termination of a Participant’s employment or service due to Disability or death, all SARs shall become immediately exercisable and shall remain exercisable for a period of one (1) year from the date of termination, or, if sooner, until the expiration of the SAR term.

(iv)	Termination for Cause. Unless the Committee determines otherwise, upon Termination for Cause, all rights to a Participant’s SARs shall expire immediately upon the effective date of Termination for Cause.

(b)	Acceleration Upon a Change in Control. Upon a Change in Control, all SARs held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the SAR term.

(c)	Determination of Number of Shares Issuable Upon Exercise of an SAR. The number of shares of Common Stock issuable upon the exercise of an SAR shall be determined by dividing:

(i)	the number of shares of Common Stock for which the SAR is exercised multiplied by the amount of appreciation per share of Common Stock (for this purpose the “appreciation per share of Common Stock” shall be equal to the amount by which the Fair Market Value of a share of Common Stock on the date that the SAR is exercised exceeds:

(A)	in the case of an SAR granted in tandem with an Option, the exercise price with respect to such Option; or

(B)	in the case of an SAR granted alone without reference to an Option, the base price of the SAR);

  by

(ii)	the Fair Market Value of a share of Common Stock on the date that the SAR is exercised.

APPENDIX A-7

8.	RESTRICTED STOCK AWARDS

The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)	Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(b)	Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(i)	The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

(ii)	Unless determined otherwise by the Committee and except in the event of the Participant’s death or pursuant to a domestic relations order, a Restricted Stock Award grant is not transferable and may be earned in his or her lifetime only by the individual to whom it is granted. Upon the death of a Participant, a Restricted Stock Award grant is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

(iii)	If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(c)	Acceleration of Vesting Upon a Change in Control. Upon a Change in Control, all Restricted Stock Awards held by a Participant as of the date of the Change in Control shall immediately become vested and any further restrictions shall lapse.

(d)	Termination of Employment or Service. The following rules will govern the treatment of a Restricted Stock Award upon the termination of a Participant’s termination of employment or other service:

(i)	In General. Unless the Committee determines otherwise, upon the termination of a Participant’s employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Restricted Stock Award in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Restricted Stock Award shall become null and void.

(ii)	Retirement. Unless the Committee determines otherwise, upon a Participant’s Retirement, any Restricted Stock Award in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the individual had to such unvested Restricted Stock Award shall become null and void.

(iii)	Disability or Death. Unless otherwise determined by the Committee, in the event of a termination of a Participant’s service due to Disability or death, all unvested Restricted Stock Awards held by such Participant shall immediately vest as of the date of such termination.

(iv)	Termination for Cause. Unless otherwise determined by the Committee, in the event of a Participant’s Termination for Cause, all Restricted Stock Awards in which the Participant had not become vested as of the effective date of such termination shall be forfeited and any rights the Participant had to such unvested Restricted Stock Awards shall become null and void.

(e)	Issuance of Certificates. Unless otherwise held in trust and registered in the name of the Plan trustee, reasonably promptly after the date of grant with respect to shares of Common Stock pursuant to a Restricted Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock Award was granted, evidencing such shares; provided, however, that the Holding Company shall not cause a stock certificate to be issued unless it has

APPENDIX A-8

received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Third Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan entered into between the registered owner of such shares and Central Federal Corporation or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333.

This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(e) shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

(f)	Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on Common Stock with respect to all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement. The Participant shall not be required to return any such dividends or other distributions to the Holding Company in the event of forfeiture of the Restricted Stock Award. In the event the Committee establishes a trust for the Plan, the Committee may elect to distribute dividends and other distributions at the time the Restricted Stock Award vests or pay the dividends (or other distributions) directly to the Participants.

(g)	Voting of Restricted Stock Awards. Participants who are granted Restricted Stock Awards are entitled to vote or to direct the Plan trustee to vote, as the case may be, all unvested shares of Common Stock subject to the Restricted Stock Award.

9.	DEFERRED PAYMENTS

The Committee, in its discretion, may permit an individual to elect to defer the receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all individuals, of all or a portion of any payment. The Committee shall determine the terms and conditions of any permitted deferral, including the period of deferral, the manner of deferral and the method used to measure appreciation on deferred amounts until paid. Notwithstanding the foregoing, the provisions of this Section 9 shall not apply on and after January 1, 2005 to Options or SARs and, after such date, a Participant shall not be permitted to defer the receipt of all or any part of any cash or stock payment under an Award other than an Option or SAR made pursuant to the Plan unless such deferral is made pursuant to such rules, procedures or programs as the Committee may establish for purposes of this Plan and which are intended to comply with the requirements of Code Section 409A.

10.	METHOD OF EXERCISING OPTIONS

Subject to any applicable Award Agreement, an individual may exercise any Option, in whole or in part, at such time or times as the Committee specifies in the Award Agreement. The individual may make payment of the Exercise Price in such form or forms as the Committee specifies in the Award Agreement, including, without limitation, payment by delivery of cash, Common Stock or a cashless exercise with a qualified broker. Any Common Stock used in full or partial payment of the Exercise Price shall be valued at the Fair Market Value of the Common Stock on the date of exercise. Delivery by the Holding Company of the shares as to which an Option has been exercised shall be made to the person exercising the Option or the designee of such person. If so provided by the Committee upon grant of the Option, the shares received upon exercise may be subject to certain restrictions upon subsequent transfer or sale by the Participant. In the event the Exercise Price is to be paid in full or in part by surrender of Common Stock, in lieu of actual surrender of shares of Common Stock the Holding Company may waive such surrender and instead deliver to or on behalf of the Participant a number of shares equal to the total number of shares as to which the Option is then being exercised less the number of shares which would otherwise have been surrendered by the Participant to the Holding Company.

APPENDIX A-9

11.	RIGHTS OF INDIVIDUALS

No individual shall have any rights as a shareholder with respect to any shares of Common Stock covered by a grant under this Plan until the date of issuance of a stock certificate for such Common Stock. Nothing contained in this Plan or in any Award Agreement confers on any person the right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate an individual’s services.

12.	DESIGNATION OF BENEFICIARY

With the Committee’s consent, an individual may designate a person or persons to receive, upon the individual’s death, any Award to which the individual would then be entitled. This designation shall be made upon forms supplied by, or otherwise acceptable to, and delivered to the Holding Company. A designation of beneficiary may be revoked in writing. If an individual fails to effectively designate a beneficiary, the individual’s estate shall be deemed to be the beneficiary for purposes of the Plan.

13.	DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the outstanding shares of Common Stock, by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or any other increase or decrease in such shares, without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of individuals, including any or all of the following:

(a)	adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

(b)	adjustments in the aggregate number or kind of shares of Common Stock or other securities that underlie Awards already made under the Plan; and

(c)	adjustments in the Exercise Price of outstanding Options or base price of outstanding SARs.

The Committee, however, shall not make adjustments that materially change the value of benefits available to an individual under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

14.	TAXES

Under this Plan, whenever cash or shares of Common Stock are to be delivered, the Committee is entitled to require as a condition of delivery that:

(a)	the individual remit an amount sufficient to satisfy all related federal, state, and local withholding tax requirements;

(b)	the withholding of such sums may come from compensation otherwise due to the individual or from shares of Common Stock due to the individual under this Plan; or

(c)	any combination of (a) and (b), above; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock related to an Option transferred by the individual in accordance with this Plan.

15.  NOTIFICATION UNDER SECTION 83(b)

The Committee may, on the date of grant or at a later date, prohibit an individual from making the election described below. If the Committee has not prohibited an individual from making this election, and the individual shall, in connection with the exercise of any Award, make the election permitted under Section 83(b) of the Code, the individual shall notify the Committee of the election within ten (10) days of filing notice of the election with the

APPENDIX A-10

Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Section 83(b) of the Code.

16.	AMENDMENT OF THE PLAN AND AWARD GRANTS

(a)	Except as provided in paragraph (c) of this Section 16, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation, or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring shareholder ratification or approval. Other provisions of this Plan shall remain in full force and effect. No termination, modification, or amendment of this Plan may adversely affect the rights of an individual under an outstanding Award without the written permission of the affected individual.

(b)	Except as provided in paragraph (c) of this Section 16, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no amendment shall adversely affect the rights of an individual under an outstanding Award Agreement without the written consent of the affected individual.

(c)	In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that effectively:

(i)	allows any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the date of grant; or

(ii)	allows the Exercise Price of any Option previously granted under the Plan to be reduced after the date of grant.

(d)	It is intended that this Plan and any Awards made pursuant to this Plan shall comply with the provisions of Section 409A of the Code, to the extent applicable. If Code Section 409A becomes applicable to this Plan or any Award, this Plan and such Award shall be administered in a manner consistent with such intent and any provision that would cause this Plan or any Award to fail to satisfy Code Section 409A shall have no force or effect until amended to comply with Code Section 409A (which amendments may be made retroactive to the extent permitted by Code Section 409A and may be made by the Board of Directors without the consent of the Participants). References in this Plan to Code Section 409A shall include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to Code Section 409A by the United States Department of the Treasury or the Internal Revenue Service.

17.	TERMINATION OF THE PLAN

The right to grant Awards under the Plan will terminate upon the earlier of:

(a)	April 23, 2013, which is ten (10) years after the original Effective Date of the Plan; or

(b)	the issuance of a number of shares of Common Stock pursuant to the exercise of Options and Stock Appreciation Rights and the vesting of Restricted Stock Awards equal to the maximum number of shares reserved under the Plan, as set forth in Section 5. The Board of Directors may suspend or terminate the Plan at any time; provided, however, that no such action will adversely affect an individual’s vested rights under a previously granted Award, without the consent of the affected individual.

18.	APPLICABLE LAW

The Plan will be administered in accordance with the laws of the state of Delaware, except to the extent that Federal law is deemed to apply.

APPENDIX A-11

CENTRAL FEDERAL CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
MAY 17, 2007
10:00 A.M. LOCAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints the official proxy committee of the Board of Directors of Central Federal Corporation (the “Company”), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held at the Fairlawn Country Club located at 200 North Wheaton Road, Fairlawn, Ohio on Thursday, May 17, 2007 at 10:00 a.m., local time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such Meeting as follows:

(1)     The election as directors of all nominees listed (except as marked to the contrary below).
Thomas P. Ash
David C. Vernon
Jerry F. Whitmer

FOR	VOTE WITHHELD	FOR ALL EXCEPT

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

(2)     Approval of the Third Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan.

FOR	AGAINST	ABSTAIN

(3)     The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the year ending December 31, 2007.

FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated April 17, 2007 and of the Annual Report to Shareholders.
Please sign exactly as you name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
Dated:

SIGNATURE OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(Central Federal Corporation Letterhead)
Dear Stock Award Recipient:
On behalf of the Board of Directors, I am forwarding you the Attached Vote Authorization Form for the purpose of conveying your voting instruction to First Banker’s Trust (the “Trustee”) on the proposals to be presented at the Annual Meeting of Shareholders of Central Federal Corporation (the “Company”) on May 17, 2007. Also enclosed is Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and a copy of the Company’s Annual Report to Shareholders.
As a participant in the Central Federal Corporation 1999 Stock-Based Incentive Plan (the “Incentive Plan”) you are entitled to vote all unvested shares of restricted stock awarded to you under the Incentive Plan as of April 6, 2007. The Incentive Plan Trustee will vote those shares of the Company stock in accordance with instructions it receives from you and the other Stock Award recipients. Shares of restricted stock for which instructions are not received by May 10, 2007, will not be voted by the Incentive Plan Trustee, as directed by the Company.
At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed Vote Authorization Form and return it in the accompanying postage-paid envelope no later than May 10, 2007.
Sincerely,

Mark S. Allio
Chairman, President & Chief Executive Officer

Name	INCENTIVE PLAN
Shares
VOTE AUTHORIZATION FORM
          I understand that First Banker’s Trust (the “Trustee”), is the holder of record and custodian of all shares of Central Federal Corporation (the “Company”) common stock held in trust for the Central Federal Corporation 1999 Stock-Based Incentive Plan (Incentive Plan). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on May 17, 2007.
          Accordingly, I vote my shares as follows:

(1)     The election as directors of all nominees listed (except as marked to the contrary below).
Thomas P. Ash
David C. Vernon
Jerry F. Whitmer

FOR	VOTE WITHHELD	FOR ALL EXCEPT

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

(2)     Approval of the Third Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan.

FOR	AGAINST	ABSTAIN

(3)     The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the year ending December 31, 2007.

FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Incentive Plan Trustee is hereby authorized to vote all unvested shares of Company common stock awarded to me under the Incentive Plan in its trust capacity as indicated above.

Date	Signature
Please date, sign and mail this form in the enclosed postage-paid envelope no later than May 10, 2007.